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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 26, 2002


                          Citizens Banking Corporation
             (Exact name of registrant as specified in its charter)


                                    Michigan
                 (State or other jurisdiction of incorporation)


         0-10535                                         38-2378932

(Commission File Number)                       (IRS Employer Identification No.)

                 328 South Saginaw Street, Flint, Michigan 48502
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (810) 766-7500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

           On September 26, 2002, Citizens Banking Corporation announced restructuring initiatives designed to improve performance and client service in its three main lines of business. As a result, Citizens will incur special charges of $14.0 million ($9.1 million after tax) during the third quarter of 2002. The full text of the press release announcing the restructuring and the special charge is attached hereto as Exhibit 99.

Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits


Exhibit 99:          Press Release, dated September 26, 2002

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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 27, 2002                                 CITIZENS BANKING CORPORATION


                                                   /s/Thomas W. Gallagher
                                                   ----------------------------
                                                   By: Thomas W. Gallagher
                                                   Senior Vice President

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                                  EXHIBIT INDEX


Number                         Description

99                   Press Release, dated September 26, 2002



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